                                                               Exhibit (p)(9)

                    MORGAN STANLEY DEAN WITTER ASSET MANAGEMENT


CODE OF ETHICS

________________________
(Print Name)


MORGAN STANLEY DEAN WITTER ADVISORS INC.
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
MORGAN STANLEY DEAN WITTER INVESTMENT GROUP INC.
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LIMITED
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT COMPANY
MORGAN STANLEY ASSET & INVESTMENT TRUST MANAGEMENT CO., LIMITED
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT PRIVATE LIMITED
MORGAN STANLEY DEAN WITTER DISTRIBUTORS INC.
MILLER ANDERSON & SHERRERD, LLP
MORGAN STANLEY & CO. INCORPORATED
MAS FUND DISTRIBUTION, INC.
MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC.

Effective January 29,200l

I.   Introduction
     ------------

Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM"), Morgan Stanley Dean Witter Investment Group Inc. ("MSDWIG"), Morgan Stanley Dean Witter Investment Management Limited ("MSDWIM-Ltd"), Morgan Stanley Dean Witter Investment Management Company ("MSDWIM-Singapore"), Morgan Stanley Asset & Investment Trust Management Co., Limited ("MSAITM-Tokyo"), Morgan Stanley Dean Witter Investment Management Private Limited ("MSDWIM-Mumbai") and Miller Anderson & Sherrerd, LLP ("MAS") (each, an "MSDW Affiliated Adviser" and collectively, the "MSDW Affiliated Advisers") are subsidiaries of Morgan Stanley Dean Witter & Co. ("MSDW"). Each MSDW Affiliated Adviser, except for MSDWIG, is an investment adviser or manager of certain registered investment companies (each a "Fund", and collectively, the "Funds"). The MSDW Affiliated Advisers also serve as investment advisers to other clients, including institutional clients and individuals (each, a "Managed Account" and collectively, the "Managed Accounts").

This Code of Ethics (the "Code") is adopted by each MSDW Affiliated Adviser in keeping with the general principles and objectives set forth in Sections II. and
III. below, and to enforce the highest legal and ethical standards in light of their fiduciary obligations to the shareholders of the Funds and the Managed Accounts. It has also been adopted by: (i) Morgan Stanley Dean Witter Services Company Inc. ("Services"), a wholly owned subsidiary of MSDW Advisors; and (ii) Morgan Stanley Dean Witter Distributors Inc., and Morgan Stanley & Co. Incorporated, each

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a wholly-owned subsidiary of MSDW, and MAS Fund Distribution, Inc., a wholly-
owned subsidiary of MAS (each, a "Distributor" and collectively, the "Distributors"), to apply to their directors, officers and employees who are Access Persons or Covered Employees (as those terms are defined in Section IV. below).

The directors, officers and employees of each MSDW Affiliated Adviser, Services and the Distributors are also referred to the "Morgan Stanley Dean Witter Code of Conduct - Securities and Asset Management Businesses" (the "Code of Conduct"), the requirements of which all Employees are subject to.

II.  General Principles
     ------------------

     A.  Shareholder and Client Interests Come First
         -------------------------------------------

         Every Employee (as defined in Section IV. below) of an MSDW Affiliated Adviser, Services and the Distributors owes a fiduciary duty to the shareholders of the Funds and to the Managed Accounts. This means that in every decision relating to investments, every Employee must recognize the needs and interests of the Fund shareholders and the Managed Accounts, and be certain that at all times the interests of the shareholders and other clients are placed ahead of any personal interest.

     B.  Avoid Actual and Potential Conflicts of Interest
         ------------------------------------------------

         The restrictions and requirements of this Code are designed to prevent behavior which actually or potentially conflicts, or raises the appearance of actual or potential conflict, with the interests of the Fund shareholders or the Managed Accounts. It is of the utmost importance that the Personal Securities Transactions (as defined in Section VI., sub-section A., below) of Employees of each MSDW Affiliated Adviser, Services and the Distributors be conducted in a manner consistent with both the letter and spirit of this Code, including these principles, to ensure the avoidance of any such conflict of interest, or abuse of an individual's position of trust and responsibility.

     C.  Avoid Undue Personal Benefit
         ----------------------------

         Employees of each MSDW Affiliated Adviser, Services and the Distributors must ensure that they do not acquire undue personal benefit or advantage as a result of the performance of their duties as they relate to the Funds or the Managed Accounts.

III.     Obiective
         ---------

         Rule 17j-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), makes it unlawful for certain persons associated with investment advisers or principal underwriters of investment companies to engage in conduct which is deceitful,

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         fraudulent, or manipulative, or which involves false or misleading statements, in connection with the purchase or sale of a security held or proposed to be acquired by a registered investment company. In addition, Section 204A of the Investment Advisers Act of 1940, as amended (the "`Advisers Act"), requires investment advisers to establish, maintain and enforce written policies and procedures designed to prevent misuse of material non-public information. The objective of this Code is to maintain the behavior of Employees within the general principles set forth above, as well as to prevent such persons from engaging in conduct proscribed by Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act. The designated Compliance Group for each MSDW Affiliated Adviser (each, a "Local Compliance Group") will identify all Access Persons and Covered Employees and notify them of their pre-clearance and reporting obligations at the time they become an Access Person or a Covered Employee.

IV.      Access Persons and Covered Employees
         ------------------------------------

         "Access Persons" include all directors, officers and employees of an MSDW Affiliated Adviser, Services or the Distributors, and such other persons that may be so deemed by the Local Compliance Group from time to time, except those individuals who meet the following criteria: (i) directors and officers of the Distributors that do not devote substantially all of their working time to the activities of an MSDW Affiliated Adviser or Services; (ii) directors and officers of the Distributors that do not, in connection with their regular functions and duties, participate in, obtain information with respect to, or make recommendations as to, the purchase and sale of securities on behalf of a Fund or Managed Account; and (iii) directors and officers of Distributors that do not have access to information regarding the day-to-day investment activities of an MSDW Affiliated Adviser; such persons are, however, subject to the Code of Conduct. In addition, any Employee of MSDWIM, MSDWIG, MSDWIM-Ltd., MSDWIM-Singapore, MSAITM-Tokyo, MSDWIM-Mumbai or MAS who is not an officer and does not in connection with their regular functions and duties, participate in, obtain information with respect to, or make recommendations as to, the purchase and sale of securities on behalf of a Fund or Managed Account (a "Covered Employee") shall be exempt from the requirements contained in Section VI., sub-section D.2.(a) (Initial Listing of Securities Holdings and Brokerage Accounts Report), but shall otherwise remain subject to all other provisions contained herein pertaining to Access Persons. Access Persons and Covered Employees of each MSDW Affiliated Adviser, Services or the Distributors on leave of absence will not be subject to the pre-clearance and reporting provisions of the Code, provided that during the leave period the Access Person or Covered Employee does not engage in activities of the nature described in (ii) and (iii) above. Access Persons and Covered Employees will be referred to collectively as "Employees" throughout this Code to the extent they are subject to the same requirements or restrictions.

V.       Grounds for Disqualification from Employment
         --------------------------------------------

         Pursuant to the terms of Section 9 of the 1940 Act, no director, officer or employee of an MSDW Affiliated Adviser, Services or the Distributors may become, or continue to

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         remain, an officer, director or employee without an exemptive order issued by the Securities and Exchange Commission if such director, officer or employee:

         A. within the past ten years has been convicted of any felony or misdemeanor (i) involving the purchase or sale of any security; or (ii) arising out of their conduct as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the Commodity Exchange Act; or

         B. is or becomes permanently or temporarily enjoined by any court from: (i) acting as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the Commodity Exchange Act; or (ii) engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

         It is your obligation to immediately report any conviction or injunction falling within the foregoing provisions to the Chief Legal Officer of MSDW Asset Management.

VI.      Personal Securities Transactions
         --------------------------------

         A.    Prohibited Conduct
               ------------------

         No Employee shall buy or sell any "Covered Security" (defined as all securities with the exception of those described in sub-section C.3.) for his/her own account or for an account in which the individual has, or as a result of the transaction acquires, any direct or indirect "beneficial ownership" (as defined in sub-section C. 4.) (referred to herein as a "Personal Securities Transaction") unless:

               1.    pre-clearance of the transaction has been obtained; and

               2. the transaction is reported in writing to the Local Compliance Group in accordance with the requirements of sub-section D. below.

         B.    Restrictions and Limitations on Personal Securities Transactions
               ----------------------------------------------------------------

               Except where otherwise indicated, the following restrictions and limitations govern investments and personal securities transactions by Employees:

                 1. Securities purchased may not be sold until at least 30 calendar days from the purchase trade date and may not be sold at a profit until at least 60 calendar days from the purchase trade date. Securities sold may not be repurchased until at least 30 calendar days from the sale trade date. In addition, securities sold may not be purchased at a lower price until at least 60 calendar days from the sale trade date. Any violation may result in

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                     disgorgement of all profits from the transactions as well
                     as other possible sanctions.

                 2.  No short sales are permitted.

                 3. No transactions in options or futures are permitted, except that listed options may be purchased, and covered calls written. No option may be purchased or written if the expiration date is less than 60 calendar days from the date of purchase. No option position may be closed at a profit less than 60 calendar days from the date it is established.

                 4. No Employee may acquire any security in an initial public offering (IPO) or any other public underwriting.

                 5a. Private placements of any kind may only be acquired with special permission from the Code of Ethics Review Committee (described in Section VII. below) and, if approved, will be subject to continuous monitoring by the Local Compliance Group for possible future conflict. Any Employee wishing to request approval for private placements must complete a Private Placement Approval Request Form and submit the form to the Local Compliance Group. A copy of the Private Placement Approval Request Form, which may be revised from time to time, is attached as Exhibit A. Where the Code of
                                                  ---------
                     Ethics Review Committee approves any acquisition of a private placement, its decision and reasons for supporting the decision will be documented in a written report, which is to be kept for five years by the Local Compliance Group after the end of the fiscal year in which the approval was granted.

                 5b. Any Employee who has a personal position in an issuer
                     through a private placement must affirmatively disclose that interest if such person is involved in consideration of any subsequent investment decision by a Fund or Managed Account regarding any security of that issuer or its affiliate. In such event, the President or Chief Investment Officer of MSDW Asset Management shall independently determine the final investment decision. Written records of any such circumstance shall be sent to the Local Compliance Group and maintained for a period of five years after the end of the fiscal year in which the approval was granted.

                 6. U.S. Employees are permitted to trade only between the hours of 9:30 a.m. and 4:00 p.m. (Eastern Standard Time). Employees outside the U.S. may execute trades (i) only during the time markets in the jurisdiction in which they are located are open if the trade is being executed in that market, or another market that has overlapping trading hours or (ii) in markets which open after the close of the market in which the Employee is located, by the next close of trading in that other market.

                                       5
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Restriction 7a. applies only to MSDW Affiliated Advisers' portfolio managers and research analysts (and all persons reporting to portfolio managers and research analysts). Restriction 7b. applies only to personnel in the trading department of each MSDW Affiliated Adviser.

         7a. No purchase or sale transaction may be made in any security or related security by any portfolio manager or research analyst (or person reporting to a portfolio manager or research analyst) for a period of seven (7) calendar days before or after that security is bought or sold by any Fund (other than Morgan Stanley Dean Witter Value-Added Market Series, Morgan Stanley Dean Witter Select Dimensions Investment Series -Value-Added Market Portfolio, and Morgan Stanley Dean Witter index funds, or Portfolios) or any Managed Account for which such portfolio manager or research analyst (or person reporting to a portfolio manager or research analyst) serves in that capacity.

         7b. No purchase or sale transaction may be made in any security or related security traded through the appropriate MSDW Affiliated Adviser's trading desk(s) (as determined by the Local Compliance Group) by any person on that trading desk on the same day that any Fund (other than Morgan Stanley Dean Witter Value-Added Market Series, Morgan Stanley Dean Witter Select Dimensions Investment Series-Value-Added Market Portfolio, and Morgan Stanley Dean Witter index funds, or Portfolios) or any Managed Account has a pending purchase or sale order in that same security or related security.

         7c. Any transaction by persons described in sub-sections 7a. and 7b. above within such enumerated period may be required to be reversed, if applicable, and any profits or, at the discretion of the Code of Ethics Review Committee, any differential between the sale price of the individual security transaction and the subsequent purchase or sale price by a relevant Fund or Managed Account during the enumerated period, will be subject to disgorgement; other sanctions may also be applied.

         8. No Employee of an MSDW Affiliated Adviser shall purchase or sell any Covered Security which to their knowledge at the time of such purchase or sale: (i) is being considered for purchase or sale by a Fund or a Managed Account; or (ii) is being purchased or sold by a Fund or a Managed Account.

         Important: Regardless of the limited applicability of Restrictions
         ---------
         7.a., and 7.b., each MSDW Affiliated Adviser's Compliance Group monitors all transactions by its Employees in all locations in order to ascertain any pattern of conduct that may evidence actual or potential conflicts with the principles and objectives of this Code, including a pattern of frontrunning. Each MSDW Affiliated Adviser's Compliance
         Group: (i) on a quarterly basis, will provide the Boards of

                                       6
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               Directors/Trustees of the Funds it manages with a written report that describes any issues that arose during the previous quarter under this Code and, if applicable, any Funds' Sub-Adviser's Code of Ethics, including but not limited to, information about material violations and sanctions imposed in response to the material violations; and (ii) on an annual basis, will certify that the MSDW Affiliated Adviser has adopted procedures reasonably necessary to prevent its Employees from violating this Code. Also, as stated elsewhere in this Code, any violation of the foregoing restrictions may result in disgorgement of all profits from the transactions as well as other possible sanctions.

         C.    Pre-Clearance Requirement
               -------------------------

               1.   Procedures
                    ----------

                    (a)  From Whom Obtained
                         ------------------

                         Subject to the limitations and restrictions set forth in sub-section B. above, all Employees are required to obtain pre-clearance of a Personal Securities Transaction by: (i) confirming that no open orders exist in the same or related security with the appropriate trading desk(s) (as determined by the Local Compliance Group); and (ii) having the transaction approved by the Local Compliance Group.

                         Portfolio managers and research analysts (or persons reporting to portfolio managers or research analysts) seeking approval for a Personal Securities Transaction must obtain an additional approval signature from a designated Senior Portfolio Manager. Trading desk personnel at any MSDW Affiliated Adviser seeking approval for a Personal Securities Transaction must obtain an additional approval signature from their immediate supervisor.

                         A copy of the Personal Securities Transaction Approval Form, which may be revised from time to time, is attached as Exhibit B.
                                     ---------

                         Each Local Compliance Group has implemented procedures reasonably designed to monitor purchases and sales effected pursuant to the aforementioned pre-clearance procedures.

                    (b)  Time of Pre-clearance
                         ---------------------

                         All approved securities transactions, whether executed through an MSDW brokerage account (as defined below) or an MSDW Online account, must take place: (i) for U.S. employees, prior to 4:00 p.m. (Eastern Standard Time) on the same day that the complete pre-clearance is obtained and (ii) for Employees located outside the

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                         U.S., as described in Section VI., sub-section B.6. If
                         the transaction is not completed on such date, a new pre-clearance must be obtained, including one for any uncompleted portion of a transaction. Post-approval is not permitted under the Code. Any trade that is determined to have been completed before approval will be considered a violation of this Code.

                    (c)  Permitted Brokerage Accounts
                         ----------------------------

                         All securities transactions must be made through a Morgan Stanley Dean Witter brokerage account/1/ (an "MSDW brokerage account") or an MSDW Online account. No other brokerage accounts are permitted unless special permission is obtained from the Local Compliance Group. If you maintain accounts outside of MSDW, you must transfer your accounts to an MSDW brokerage account or an MSDW Online account as soon as practical (generally thirty days or less). Failure to do so will be considered a significant violation of the Code. In the event permission to maintain an outside brokerage account is granted by the Local Compliance Group, it is the responsibility of the Employee to arrange for duplicate confirmations of all securities transactions and monthly brokerage statements to be sent to the Local Compliance Group.

                         Prior to opening an MSDW brokerage account or an MSDW Online account, Employees must obtain approval from their Local Compliance Group. No Employee may open a brokerage account unless a completed and signed copy of an MSDW Employee Account Request Form is submitted to the Local Compliance Group for approval. No Employee may open an MSDW Online account unless a completed and signed copy of an MSDW Employee Account Request Form is submitted to the Local Compliance Group for approval. In addition, no Employee may apply electronically for an MSDW Online Account. A copy of the MSDW Employee Account Request Form, which may be revised from time to time, is attached as Exhibit C.
                                              ---------

                    (d)  Personal Securities Transaction Approval Form
                         ---------------------------------------------

                         Pre-clearance must be obtained by completing and signing the Personal Securities Transaction Approval Form provided for that purpose and obtaining the proper pre-clearance signatures, as indicated in sub-section C.l.(a). The form must also indicate, as applicable, the name of the individual's Financial Advisor, the

______________________

/1/ MSDW brokerage account shall mean an account with an affiliated MSDW broker in the Employee's local jurisdiction.

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                         Branch Office Number, or whether the account is an MSDW
                         Online Account, as well as other required information.

                         If you have more than one account under your control, you must indicate on the approval sheet for which account the trade is intended. Additionally, unless your Local Compliance Group has informed you that it will obtain information directly from the MSDW affiliate(s) where you maintain your account or MSDW Online containing substantially the same information as trade confirms and account statements, please advise the MSDW affiliate(s) where you maintain your account or MSDW Online to have duplicate copies of your trade confirms and account statements sent to the Local Compliance Group for each account an Employee has, or as a result of the transaction acquires, any direct or indirect beneficial ownership. (as defined in sub-section C.4.)

                    (e)  Filing
                         ------

                         After all required signatures are obtained, the Personal Securities Transaction Approval Form must be filed with the Local Compliance Group by noon of the day following execution of the trade for filing in the respective individual's Code of Ethics file. The Employee should retain a copy for his/her records. (The Local Compliance Group will also retain a copy of the form if a pre-clearance request is denied.)

               2.   Factors Considered in Pre-Clearance of Personal Securities
                    ----------------------------------------------------------
                    Transactions
                    ------------

                    In addition to the requirements set forth under sub-section C.l.(a) above, the Local Compliance Group and/or, if applicable, designated Senior Portfolio Manager/immediate trading room supervisor (as appropriate), in keeping with the general principles and objectives of this Code, may refuse to grant pre-clearance of a Personal Securities Transaction in their sole discretion without being required to specify any reason for the refusal. Generally, the following factors, among others, will be considered in determining whether or not to clear a proposed transaction:

                    (a) Whether the amount or the nature of the transaction, or the person making it, is likely to affect the price or market of security that is held by a Fund or a Managed Account.

                    (b) Whether the individual making the proposed purchase or sale is likely to benefit from purchases or sales being made or considered on behalf of any Fund or Managed Account.

                    (c) Whether the transaction is non-volitional on the part of the individual.

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               3.   Exempt Securities
                    -----------------

                    (a) The securities listed below are exempt from: (i) the restrictions of Section VI., sub-sections B.1., B.7. and B.8.; (ii) the pre-clearance requirements of sub-section C.; and (iii) the initial, quarterly and annual reporting requirements of sub-section D. Accordingly, it is not necessary to obtain pre-clearance for Personal Securities Transactions in any of the following securities, nor is it necessary to report such securities in the quarterly transaction reports or the initial and annual securities holdings list:

                         (i)     U.S. Government Securities/2/
                         (ii)    Bank Certificates of Deposit;
                         (iii)   Bankers' Acceptances;
                         (iv)    Commercial Paper;
                         (v)     High Quality Short-Term Debt Instruments
                                 (including repurchase agreements);
                         (vi)    U.S. Government Agency Securities/2/; and
                         (vii) Open-end investment companies (mutual funds.) (Closed-end funds must be pre-approved.)

                    (b) Transactions in redeemable Unit Investment Trusts and purchases under an issuers direct stock purchase plan or automatic dividend reinvestment plan are exempt from the restrictions contained in subsections B.1., B.7. and B.8 and the pre-clearance requirement of sub-section C., but are subject to the initial, quarterly and annual reporting requirements of sub-section D. (All Employees wishing to utilize these types of plans must submit a memorandum to the Local Compliance Group stating the name and the amount to be invested in the plan. Any sale transactions from an automatic dividend reinvestment plan must be pre-approved.)

                    (c) Due to the fact that Morgan Stanley Dean Witter & Co. stock ("MWD") may not be purchased by any actively managed Fund (other than index-type funds) or any Managed Account, transactions in such stock (including exercise of stock option grants) are exempt from the restrictions of sub-section B.7. However, MWD stock holdings and transactions in MWD stock/3/ remain subject to the quarterly and annual reporting requirements of sub-section D. as well as the 30-day holding period restriction and the 60-day short swing profit restriction in Section B.1. (except in connection with the sale of MWD stock acquired through the exercise of employee stock

_____________________
/2/ For foreign offices, the equivalent shares in fixed income securities issued by the government of their respective jurisdiction; however, such securities are subject to the initial and annual reporting requirements of sub-section D.

/3/ In connection with the sale of MWD stock, periodic purchases through employer sponsored equity purchase plans shall not be looked to in calculating the 30-day holding period restriction or the 60-day short swing profit restriction, provided that stock in an amount greater than or equal to the amount being sold was held prior to the beginning of the applicable 30-day/60-day period.

               options) and the pre-clearance requirements of sub-section C. The restrictions imposed by MSDW on Senior Management and other persons in connection with transactions in MWD stock are not affected by the exemption of MWD stock from the pre-clearance requirements of this Code, and continue in effect to the extent applicable.

 4.       Accounts Covered
          ----------------

          An Employee must obtain pre-clearance for any Personal Securities Transaction if such Employee has, or as a result of the transaction acquires, any direct or indirect beneficial ownership in the security.

          The term "beneficial ownership" shall be interpreted with reference to the definition contained in the provisions of Section 16 of the Securities Exchange Act of 1934. Generally, a person is regarded as having beneficial ownership of securities held in the name of:

          (a)   the individual; or

          (b)   a husband, wife or a minor child; or

          (c)   a relative sharing the same house; or

          (d)   other person if the Employee:

                (i)   obtains benefits substantially equivalent to ownership of
                     the securities;

                (ii)  can obtain ownership of the securities immediately or at some future time; or

                (iii) can have investment discretion or otherwise can exercise control.

          The final determination of beneficial ownership is a question to be determined in light of the facts of each particular case and the above is not an exclusive list of examples. If there are any questions as to beneficial ownership, please contact your Local Compliance Group.

 5.       Exemption from Pre-clearance Requirement
          ----------------------------------------

          Pre-clearance is not required for any account where the Employee does not have direct or indirect beneficial ownership. In case of doubt as to whether an account is covered by this Code, Employees must consult with their Local Compliance Group.

                                       11
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D.       Report of Transactions
         ----------------------

         1.      Transactions and Accounts Covered
                 ---------------------------------

                 (a) All Personal Securities Transactions in Covered Securities must be reported in the next quarterly transaction report after the transaction is effected. The quarterly report shall contain the following information:

                         (i) The date of the transaction, the title, interest rate and maturity date (if applicable), number of shares and principal amount of each security involved;

                         (ii) The nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);

                         (iii) The price at which the purchase or sale was effected;

                         (iv) The name of the broker, dealer, or bank with, or through which, the purchase or sale was effected; and

                         (v) The date the report was submitted to the Local Compliance Group by such person.

                         In addition, any new brokerage account(s) opened during the quarter without approval from the Local Compliance Group as well as the date(s) the account(s) was (were) opened must be reported. The report must contain the following information:

                         (i) The name of the broker, dealer, or bank with whom the account was established;

                         (ii)     The date the account was established; and

                         (iii) The date the report was submitted to the Local Compliance Group.

                  (b) An Employee need not make a quarterly transaction report if he/she: (i) maintains only an MSDW brokerage account or an MSDW Online Account and the report would
                                                           ---
                         duplicate information contained in the broker trade confirms, system generated reports or account statements received by the Local Compliance Group; and
                         (ii) has not opened any new brokerage accounts or mutual fund accounts with brokerage facilities without obtaining approval from their Local Compliance Group during the quarter.

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 2.     Time of Reporting
        -----------------

         (a)     Initial Listing of Securities Holdings and Brokerage Accounts
                 -------------------------------------------------------------
                 Report
                 ------

                 Each Access Person must, at the time of becoming an Access Person, provide an Initial Listing of Securities Holdings and Brokerage Accounts Report to their Local Compliance Group disclosing: (i) all Covered Securities, including private placement securities, beneficially owned by the Access Person listing the title of the security, number of shares held, and principal amount of the security; (ii) the name of the broker dealer or financial institution where the Access Person maintains a personal account; and (iii) the date the report is submitted by the Access Person. New Access Persons will be required to provide a listing of all holdings in Covered Securities as of the date of commencement of employment as well as a listing of all outside brokerage accounts and mutual fund accounts with brokerage facilities. This report must be provided no later than 10 calendar days after a person becomes an Access Person.

         (b)     Quarterly Securities Transactions and New Brokerage Account(s)
                 --------------------------------------------------------------
                 Reports
                 -------

                 Quarterly Securities Transactions and New Brokerage Account(s) Reports must be submitted by Employees within 10 calendar days after the end of each calendar quarter. Any new brokerage account(s) opened during the quarter without their Local Compliance Group's prior approval, as well as the date(s) the account(s) was (were) opened, must be reported within 10 calendar days after the end of each calendar quarter.

         (c)     Annual Listing of Securities Holdings Reports and Certification
                 ---------------------------------------------------------------
                 of Compliance
                 -------------

                 The Annual Listing of Securities Holdings Report and Certification of Compliance requires all Employees to provide an annual listing of holdings of: (i) all Covered Securities beneficially owned, listing the title of the security, number of shares held, and principal amount of the security as of December 31 of the preceding year, (ii) the name of any broker dealer or financial institution where the account(s) in which Covered Securities were maintained, as of December 31 of the preceding year (a current listing will also be required upon the effectiveness of this Code); and (iii) the date the report is submitted. The information must be current as of a date not more than 30 calendar days before the report is submitted. In the case of Employees maintaining MSDW brokerage accounts or MSDW Online Accounts for which broker trade confirms, system generated reports or account statements are already received on a quarterly basis by the Local Compliance Group, an annual certification (Annual Certification of Compliance) that the holdings information already provided to the Local Compliance Group accurately reflects all such holdings will satisfy the aforementioned requirement.

 3.      Form of Reporting
         -----------------

         The Initial Listing of Securities Holdings and Brokerage Accounts Report, Quarterly Securities Transactions and New Brokerage Account(s) Reports, and the Annual Listing of Securities Holdings Report and Certification of Compliance must be completed on the appropriate forms provided by each Local Compliance Group. By not submitting a quarterly transaction report form, an Employee will be deemed to have represented, that such person has: (i) only executed reportable transactions in an account as defined in Section VI., sub-section D.I.
         (b) above; or (ii) only traded securities exempt from the reporting requirements defined in Section VI., sub-section C.3.(a) above. Copies of the Initial Holdings Report, Quarterly Securities Transactions and New Brokerage Account(s) Reports, and the Annual Listing of Securities Holdings Report, which may be revised from time to time, are attached as Exhibits D, E, and F, respectively.
            --------------------

 4.      Responsibility to Report
         ------------------------

         The responsibility for reporting is imposed on each individual required to make a report. Any effort by an MSDW Affiliated Adviser, Services and/or the Distributors to facilitate the reporting process does not change or alter that individual's responsibility.

 5.      Leave of Absence
         ----------------

         Employees of each MSDW Affiliated Adviser, Services or the Distributors on leave of absence may not be subject to the pre-clearance and reporting provisions of the Code, provided they meet the requirements for such exception specified in Section IV. above.

 6.      Where to File Report
         --------------------

         All reports must be filed by Employees with their Local Compliance
         Group.

 7.      Responsibility to Review
         ------------------------

         Each Local Compliance Group will review all Initial Listing of Securities Holdings and Brokerage Accounts Reports, Quarterly Securities Transactions and New Brokerage Account(s) Reports, and Annual Listing
               of Securities Holdings Reports and Certification of Compliance, filed by Employees, as well as broker confirmations, system generated reports, and account statements.

VII.      Review Committee
          ----------------

          A Code of Ethics Review Committee, consisting of the President/Chief Operating Officer, Chief Investment Officer, Chief Legal Officer, Chief Operations Officer, Chief Strategic Officer, Chief Sales and Marketing Officer, and the Chief Administrative Officer - Investments of MSDW Asset Management will review and consider any proper request of an Employee for relief or exemption from any restriction, limitation or procedure contained herein consistent with the principles and objectives outlined in Sections II. and III. of this Code. The Committee shall meet on an ad hoc basis, as it deems necessary upon written request by an Employee stating the basis for the requested relief. The Committee's decision is within its sole discretion.

VIII.     Service as a Director
          ---------------------

          No Employee may serve on the board of any company without prior approval of the Code of Ethics Review Committee. If such approval is granted, it will be subject to the implementation of information barrier procedures to isolate any such person from making investment decisions for Funds or Managed Accounts concerning the company in question.

IX.       Gifts
          -----

          No Employee shall accept directly or indirectly anything of value, including gifts and gratuities, in excess of $100 per year from any person or entity that does business with any Fund or Managed Account, not including occasional meals or tickets to theater or sporting events or other similar entertainment./4/

X.        Sanctions
          ---------

          Upon discovering a violation of this Code, any of MSDW Affiliated Advisers, Services or the Distributors may impose such sanctions as they deem appropriate, including a reprimand (orally or in writing), demotion, suspension or termination of employment and/or other possible sanctions. The President/Chief Operating Officer of MSDW Asset Management, in his sole discretion, is authorized to determine the choice of sanctions to be imposed in specific cases, including termination of employment.

___________________
/4/ For MSAITM-Tokyo, the receipt of gifts shall not be in excess of
(Yen)20,000 per year.

Xl.      Employee Certification
         ----------------------

         All Employees of each MSDW Affiliated Adviser, Services and the Distributors are required to sign a copy of this Code indicating their understanding of, and their agreement to abide by the terms of this Code.

         In addition, all Employees of each MSDW Affiliated Adviser, Services and the Distributors will be required to certify annually that: (i) they have read and understand the terms of this Code and recognize the responsibilities and obligations incurred by their being subject to this Code; and (ii) they are in compliance with the requirements of this Code, including but not limited to the reporting of all brokerage accounts, and the pre-clearance of all non-exempt Personal Securities Transactions in accordance with this Code.

I have read and understand the terms of the above Code. I recognize the responsibilities and obligations, including but not limited to my quarterly transaction, annual listing of holdings, and initial holdings reporting obligations (as applicable), incurred by me as a result of my being subject to this Code. I hereby agree to abide by the above Code.



-----------------------------------------------   -----------------------------
(Signature)                                       (Date)

-----------------------------------------------
(Print name)








MORGAN STANLEY DEAN WlTTER ASSET MANAGEMENT CODE OF ETHICS


Dated: January 29, 200l

                                                                       EXHIBIT A

                                     MORGAN STANLEY DEAN WITTER ASSET MANAGEMENT ("MSDWAM")
                                              PRIVATE PLACEMENT APPROVAL REQUEST FORM
             (attach a copy of the private placement memorandum, offering memorandum or any other relevant documents)
 Name: ______________________________________________________________      Employee ID #: _______________________________

 Office Phone Number: _______________________________________________      E-Mail: ______________________________________

 Department/Job Title: _____________________________________________      Cost Center: _________________________________

 1.   Name of the sponsor's corporation, partnership or other entity:

      _____________________________________________________________________________________________________________________________

      Name of the private placement: ______________________________________________________________________________________________

 2.   Is the sponsor's corporation, partnership or other entity:           [_] Public    [_] Private

 3.   Type of security or fund: ___________________________________________________________________________________________________

 4.   Nature of participation (e.g., stockholder, selling agent, general partner, limited partner). Indicate all applicable:

      _____________________________________________________________________________________________________________________________

 5.   Have you received or will you receive "selling compensation"/1/ in connection with the transaction?  [_] Yes [_] No

      If yes, describe nature of compensation: ____________________________________________________________________________________

      Amount of compensation: _____________________________________________________________________________________________________

 6.   Planned date of transaction: ________________________________________________________________________________________________

 7.   Size of offering (if a fund, size of fund): _________________________________________________________________________________

 8.   Size of your participation (number of units/shares and total dollar amount): ________________________________________________

 9.   Your participation as a percentage of total shares or units outstanding: ____________________________________________________

 10.  Does/Will the investment carry limited or unlimited liability?  [_] Limited  [_] Unlimited

 11.  Will the investment require any use of MSDWAM's or any of its affiliates' premises, facilities or materials?  [_] Yes [_] No

      If "yes," please describe: __________________________________________________________________________________________________

 12.  Have you or do you intend to recommend, refer or solicit others in any way in connection with this investment? [_] Yes [_] No

 13.  Is MSDWAM or any of its affiliates involved? [_] Yes  [_] No

      If "Yes," please describe: __________________________________________________________________________________________________

 14.  Describe the business to be conducted by the issuer of the private placement:

      _____________________________________________________________________________________________________________________________

 15.  If the private placement is a fund, describe its investment objectives (e.g. value, growth, core or specialty):

      _____________________________________________________________________________________________________________________________

 16.  Has this private placement been made available to any MSDWAM Fund or any Managed Account where either you or the person you report to exercises investment discretion?  [_] Yes  [_] No

      If no, state why: ___________________________________________________________________________________________________________

 17.  If the answer to question I6 is "Yes," please describe which fund or managed account: ________________________________________

 18.  Do you participate or do you plan to participate in any investment decisions for the private placement?  [_] Yes  [_] No

      If "Yes," please describe: __________________________________________________________________________________________________

 19.  Do you participate or do you plan to participate in the management of the sponsor?  [_] Yes  [_] No

      If "Yes," state title and give description of duties: _______________________________________________________________________

 20.  Describe how you became aware of this private placement: ___________________________________________________________________

 21.  To the best of your knowledge, will this private placement result in an initial public offering within the next
      12 to 18 months? [_] Yes [_] No

_____________________
/1/ "Selling compensation" means any compensation paid directly or indirectly from whatever source in connection with or as a result of the purchase or sale of a security, including, though not limited to, commissions, finder's fees, securities or rights to acquire securities, rights to participate in profits, tax benetits, or dissolution proceeds, as a general partner or otherwise, or expense reimbursements.

Note: You must also file an Outside Business Activities Form in advance with your Local Compliance Department if you intend to act as an officer, director or hold a management position in any business or entity other than MSDWAM or any of its affiliates.

I understand that approval, if granted, is based upon the completeness and accuracy of the information provided herein and I agree to observe any conditions imposed upon such approval. I will notify my Local Compliance Group in writing if any aspect of the private placement is proposed to be changed (e.g., investment focus of fund, compensation, involvement in organization's management) and I hereby acknowledge that such changes may require further approvals or disinvestment by me.

I represent that (i) I have read and understand the MSDWAM Code of Ethics (the "Code") and recognize that I am subject thereto; (ii) the above trade is in compliance with the Code; (iii) to the best of my knowledge, the above proposed trade does not represent a conflict of interest, or the appearance of a conflict of interest, with any MSDWAM Fund or Managed Account; (iv) I have no knowledge of any pending client orders in this security, nor is the above proposed trade in a related security which indirectly would result in a transaction in a security in which there are pending client orders, and (v) I have read and understand the private placement policy contained in the Code. Furthermore, I acknowledge that no action should be taken by me to effect the trade(s) listed above until I have received formal approval.

By signing below, I certify that my responses to this Private Placement Approval Request Form are complete, true and accurate to the best of my knowledge. I hereby confirm that any private securities transaction described in this questionnaire is unrelated to and beyond the scope of my employment by MSDWAM or any of its affiliates. Notwithstanding the immediately preceding sentence, I understand that I must obtain consent to any private securities transaction, and I acknowledge that such consent, if granted, is revocable at any time and is subject to my understanding and acknowledgement that such private securities transaction is in no way sponsored by MSDWAM or any of its affiliates and shall give rise to no liability on the part of MSDWAM or any of its affiliates whatsoever, whether by way of indemnification, insurance or otherwise.


____________________________                   _________________________________              __/__/__
(Employee - Signature)                         (Employee - Print Name)                        (Date)

____________________________________           _________________________________              __/__/__
(Employee's Supervisor - Signature)            Employee's Supervisor - Print Name)            (Date)


Date Received by the Local Compliance Group:___________________________


Code of Ethics Review Committee:

[_]  Approved                            [_]    Not Approved

Name:_______________________________________________                       Title:_____________________
                        (Please Print)
Signature___________________________________________                       Date:______________________

                                                                                                                           EXHIBIT B
                                      MSDWAM PERSONAL SECURITIES TRANSACTION APPROVAL FORM
   ---------------------------------------------------------------------------------------------------------------------------------
   PRINT NAME                                 DEPARTMENT                          NAME OF THE PORTFOLIO MANAGER TO WHOM YOU
                                                                                  REPORT (INVESTMENT DEPARTMENT PERSONNEL ONLY)
  ----------------------------------------------------------------------------------------------------------------------------------
   MSDW BROKERAGE ACCOUNT NO.1                                                     NAME OF FINANCIAL ADVISOR (IF ANY):
   MSDW ONLINE ACCOUNT NO.
  ----------------------------------------------------------------------------------------------------------------------------------
          I hereby request permission to effect a transaction in the security as indicated below for my own account or other account in which I have a beneficial interest or legal title. The approval will be effective only for a transaction completed prior to the close of business on the day of approval. Any transaction, or portion thereof, not so completed will require a new approval. A separate form must be used for each security transaction. I understand that I am required to instruct my Financial Advisor/MSDW
  Online to supply duplicate confirms and statements or other records containing the same information on all transactions to my
  Local Compliance Group.

  I understand and agree to abide by the requirements set forth in the Morgan Stanley Dean Witter Asset Management Code of Ethics
  (the "Code") and the following:
  1.      In the case of a purchase, I agree that I will not sell the security within thirty days from the date of the purchase and/or sell the security at a profit within of sixty days from the date of the purchase transaction. In the case of a sale, I agree that I will not repurchase the security until at least thirty days from the sale trade date and/or purchase the security at a lower price for a minimum of sixty days from the date of the sale transaction. Any violation may result in disgorgement of all profits from the transaction.
  2       I represent that this security: (A) is not involved in an Initial Public Offering (IPO) or any other public underwriting and (B) does not involve a short sale, or futures transaction.
  3       For any private placement, I am aware that separate pre-approval must be obtained from the Morgan Stanley Dean Wittcr
          Asset Management Code of Ethics Review Committee.
  4       For portfolio managers, research analysts and persons reporting to such persons, and al1 personnel in the Trading
          Department:
                  (A) I hereby certify that: (i) in the case of a purchase, the availability of the security or securities being purchased is in no way related to my position with an MSDW Affiliated Adviser and that the purchase of the securities by me will not take precedence over an investment in such security or securities by a client account, and (ii) the security or securities being purchased or sold are not currently being considered for purchase or sale by any client account with respect to which I, or any person who reports to me, has, or should have, knowledge.
                  (B) If I am an individual who reports to a portfolio manager, a research analyst, or someone reporting to a portfolio manager or research analyst, I understand that I must obtain a signature from a designated senior portfolio manager as part of the pre-clearance requirement. If I am an individual who works in the trading room, I understand that I must obtain a signature from my immediate supervisor as part of the pre-clearance requirement.
                  (C) If I am an individual who reports to a portfolio manager, a research analyst, or someone reporting to a portfolio manager or research analyst, I understand that in certain cases I may be required to disgorge any profits from a transaction if a Fund or Managed Account buys or sells the same or related security within seven days preceding or subsequent to my transaction (see Section VI., sub-section B. 7) of the Code for a complete description of the scope of this restriction).
  5       I hereby certify that I have not obtained access to any material, non-public information. I understand that if I receive oral or written material, non-public information, I must discuss the situation immediately with my Local Compliance Group or Chief Legal Officer of MSDWAM.
  6       I hereby certify that to the best of my knowledge, this security is not being purchased or sold and/or is not being considered for purchase or sale by any Fund or Managed Account.
====================================================================================================================================
  A. PURCHASE
------------------------------------------------------------------------------------------------------------------------------------
   NAME OF SECURITY/SYMBOL    NUMBER OF SHARES OR       CUSIP NUMBER FOR FIXED      ACQUISITION PRICE    TOTAL PRICE
                              PRINCIPAL AMOUNT          INCOME SECURITIES ONLY

-----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   HAVE YOU SOLD ANY SHARES OF THIS SECURITY WITHIN THE PAST THIRTY DAYS? NO [] YES []  IF YES, SEE YOUR LOCAL COMPLIANCE GROUP.
------------------------------------------------------------------------------------------------------------------------------------
   HAVE YOU SOLD ANY SHARES OF THIS SECURITY WITHIN THE PAST SIXTY DAYS?  NO [] YES []  IF YES, STATE THE PRICE PER SHARE:   S
------------------------------------------------------------------------------------------------------------------------------------
  B. SALE
-----------------------------------------------------------------------------------------------------------------------------------
   NAME OF SECURITY/SYMBOL                                                     CUSIP NUMBER FOR FIXED INCOME SECURITIES ONLY

------------------------------------------------------------------------------------------------------------------------------------
   NUMBER OF SHARES OR PRINCIPAL AMOUNT                  DISPOSITION PRICE     TOTAL PRICE          DATE         UNIT PRICE AT
                                                                                                    ACQUIRED     AQUISITION

-----------------------------------------------------------------------------------------------------------------------------------

  CHECK BOX IF THE SECURITY IS OFFERED THROUGH A PRIVATE PLACEMENT. IF SO, CONTACT YOUR LOCAL COMPLIANCE GROUP FIRST. [_]
===================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
  HAVE YOU PURCHASED ANY SHARES OF THIS SECURITY WITHIN THE PAST THIRTY DAYS? NO [] YES [] IF YES, SEE YOUR LOCAL COMPLIANCE GROUP.
------------------------------------------------------------------------------------------------------------------------------------
  HAVE YOU PURCHASED ANY SHARES OF THIS SECURITY WITHIN THE PAST SIXTY DAYS?  NO [] YES [] IF YES, STATE THE PRICE PER SHARE: $
------------------------------------------------------------------------------------------------------------------------------------
  PERMISSION:                              GRANTED:  ___                      DENIED: ___
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  DATE/TIME:                     YOUR SIGNATURE:

------------------------------------------------------------------------------------------------------------------------------------
  DATE:                          IF APPLICABLE, SIGNATURE - DESIGNATED PORTFOLIO MANAGER:

------------------------------------------------------------------------------------------------------------------------------------
  DATE:                          IF APPLICABLE, SIGNATURE - IMMEDIATE SUPERVISOR:

------------------------------------------------------------------------------------------------------------------------------------
  DATE:                          IF APPLICABLE, TRADING DESK/DEPARTMENT SIGNATURE:

------------------------------------------------------------------------------------------------------------------------------------
  DATE:                          COMPLIANCE SIGNATURE:

-----------------------------------------------------------------------------------------------------------------------------------

  *IF SHARES BEING SOLD WERE PURCHASED ON MORE THAN ONE DATE, EACH ACQUISITION DATE MUST BE LISTED FOR PURPOSES OF DETERMINING THE THIRTY-DAY/ SIXTY-DAY HOLDING PERIOD RESTRICTIONS. THE WHITE COPY OF THIS PREAPPROVAL FORM MUST BE RETURNED TO YOUR LOCAL COMPLIANCE GROUP BY NOON OF THE DAY FOLLOWING EXECUTION OF THE TRADE.
  REV. 1/01/01             WHITE - LOCAL COMPLIANCE GROUP   PINK - EMPLOYEE COPY

                                                                       Exhibit C
MORGAN STANLEY DEAN WITTER ASSET MANAGEMENT ("MSDWAM")

                       EMPLOYEE ACCOUNT REQUEST FORM FOR
          MSDW ONLINE BROKERAGE ACCOUNT OR AN MSDW BROKERAGE ACCOUNT

Please complete this form to open a Morgan Stanley Dean Witter Online, Inc. ("MSDW Online Account") or a Morgan Stanley Dean Witter Brokerage Account ("MSDW Brokerage Account") for all accounts beneficially owned by you. Please make additional copies of this page as necessary in order to include information for all your accounts. This form will be returned to you after your Local Compliance Group's review.

____________________________                 ______________________     _____________________
Print Name                                   Employee ID #              Fax #

____________________________                 ______________________
Social Security #                                     Department/Branch #

Check one of the following:

          [_] I am an MSDW employee    [_] I am a subcontractor/vendor/temp

      --------------------------------------------------------------------------
                              ACCOUNT INFORMATION
      --------------------------------------------------------------------------
        I would like to open an MSDW Online Account or an MSDW Brokerage
        Account.

        Account Title: _________________________________________________

        Employee's relationship to account owner: ______________________

        [_] This account is NOT independently managed; I am involved in the investment decisions./1/

        [_] This account is independently managed; I am NOT involved in the investment decisions./2/

        Name of investment manager and relationship, if any: _____________

      --------------------------------------------------------------------------

By signing below, you agree to abide by the Code of Conduct and MSDWAM's Code of Ethics with respect to any account maintained at MSDW Online or with an MSDW Broker.

Date: __________________________              Signature: ______________________

   PLEASE ENSURE THAT YOUR LOCAL COMPLIANCE GROUP EITHER RECIEVES DUPLICATE
   ------------------------------------------------------------------------
 STATEMENTS AND TRADE CONFIRMATIONS OR RECORDS CONTAINING THE SAME INFORMATION
 -----------------------------------------------------------------------------

 ................................................................................
To MSDW Online/MSDW Brokerage:

Pursuant to NYSE Rule 407, please accept this form as notification that MSDWAM has approved the employee named above to maintain the account titled above with your firm. The employee has a beneficial interest in such account. This account must be coded with the appropriate employee account range, i.e.; Morgan Stanley Dean Witter Advisors Inc., Morgan Stanley Dean Witter Investment Management Inc., Morgan Stanley Dean Witter Investment Group Inc., Morgan Stanley Dean Witter Investment Management Limited, Morgan Stanley Dean Witter Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Dean Witter Investment Management Private Limited, Morgan Stanley Dean Witter Distributors Inc., Miller Anderson & Sherrerd, LLP, Morgan Stanley & Co. Incorporated, MAS Fund Distribution, Inc., Morgan Stanley Dean Witter Services Company Inc., in order to permit appropriate review by the Local Compliance Group.

Approved by:  _________________________________
              Signature - Compliance Group


              _________________________________            Date:_____________
              Print Name - Compliance Group

--------------------------------------------------------------------------------
 To be Completed by MSDW Broker or MSDW Online:
 MSDW Online/MSDW Brokerage Account Number: ___________________________
--------------------------------------------------------------------------------


______________________
/1/ Your participation in the selection of any investment, including mutual funds, means that the account is NOT independently managed.
/2/ You must not be involved in investment selections through recommendation, advice, and prior review or otherwise, or you must be a passive beneficiary of the account in order to represent that you are not involved in investment decisions for the account.

                                                                       EXHIBIT D

            MORGAN STANELY DEAN WITTER ASSET MANAGEMENT ("MSDWAM") Initial Listing of Securities Holdings and Brokerage Accounts
         =============================================================

I hereby certify that the following is a complete and accurate listing as of the
                                                                       ---------
date hereof of all beneficially owned brokerage accounts or mutual fund accounts
-----------
with brokerage facilities and Covered Securities/1/ held therein I understand that if I am an Access Person of MSDWAM, I must provide this information to my Local Compliance Group no later than ten (10) calendar days after my hire date. Failure to do so within this time period will be considered a violation of MSDWAM's Code of Ethics:

I.   Brokerage Accounts Maintained: I maintain the following brokerage accounts
     -----------------------------
     or mutual fund accounts with brokerage facilities (List below or attach the most recent account statement containing ALL information required below):

     =========================================================================
                                                             Relationship to
     Name of Account  Account Held At:   Account Number    Accountholder (self,
                                                            spouse, child etc
     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     -------------------------------------------------------------------------
           (Use additional sheets if necessary)

     Except where exceptional circumstances exist, accounts are required to be held with a MSDW broker or with MSDW Online. Accordingly, unless I am granted approval to maintain these accounts outside of Morgan Stanley Dean Witter, I agree to transfer them as soon as practicable (generally thirty days or less) to Morgan Stanley Dean Witter. Pending transfer of these accounts to Morgan Stanley Dean Witter, I will not effect any brokerage transactions in these accounts and I will arrange for my Local Compliance Group to receive duplicate confirmations and monthly statements for each such account.

 II. Securities Owned: List each Covered Security held in the account(s) listed
     -----------------
     above or attach the most recent brokerage account statement(s) containing ALL information required below:

     ==============================================================================================================================
                              Type of Security
     Title of Security      (common stock, bond,      Number of Shares   Principal Amount   Date Acquired   Description of Interest
                           private placement etc.)
     ------------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------------
            (Use additional sheets if necessary)


------------------------------
 /1/ "Covered Securities" include all securities (including securities held in ESOP, IRA or other accounts), except for U.S. government securities, bank certificates of deposit, bankers' acceptances, commercial paper, U.S. government agency securities, high quality short-term debt instruments including repurchase agreements, and open-end investment companies.

                                                                       EXHIBIT D

III. Request to Maintain Outside Brokerage Accounts: I hereby request approval
     -----------------------------------------------
     to maintain one or more of the brokerage accounts listed in Section I. above based on the following: Please check the appropriate box(es).

     [_] The account is independently managed and I am not involved in investment selections through recommendation, advice, prior review or otherwise, or, I am a passive beneficiary of the account and am not involved in the investment decisions.

               List account: ___________________________________________________

               Name of investment manager and family relationship, if any:

               _________________________________________________________________


     [_] A participant in the account is employed by another asset management firm or brokerage firm which requires the account to be maintained at such firm. I will arrange for duplicate confirmations and monthly statements to be sent to my Local Compliance Group.

               List account: ___________________________________________________

     [_]  Other (explain) ______________________________________________________

               List account: ___________________________________________________

By signing this form, I acknowledge that I have received and understand the MSDWAM Code of Ethics and the Code of Conduct. I agree to abide by the provisions of the Code of Ethics and the Code of Conduct and to promptly notify my Local Compliance Group of any changes to the above information.


______________________________                    ___/___/___
   (Sign Name)                         (Date)


______________________________
   (Print Name)


______________________________
Employee Position/Title

================================================================================

LOCAL COMPLIANCE GROUP:
[_]  Approved            [_]  Not Approved


______________________________                    ___/___/___
Signature                                         (Date)

                                                                       EXHIBIT E

                  MORGAN STANLEY DEAN WITTER ASSET MANAGEMENT

  Quarterly Securities Transactions and New Brokerage Account - Confidential
  --------------------------------------------------------------------------
                                    Report
                                    ------


                         For the Quarter Ended:           XXX/XXX/XXX 2000

Unless your accounts are limited to those listed in section (A) below ("MSDW
------
Accounts") or you maintain approved non-MSDW accounts but have not engaged in any transactions in securities other than those listed in section (B) below ("Exempted Securities"), you are required to provide the information requested in section (B) below to your Local Compliance Group no later than 10 calendar
                                                    -------------------------
days after the end of each calendar quarter.
----

If your Local Compliance Group does not receive a response from you within the required time period, you will be deemed as applicable: (i) not to have executed any reportable transactions; or (ii) to have only executed reportable transactions in an account that is automatically reported to your Local Compliance Group; AND (iii) not opened any new brokerage or mutual fund accounts
                  ---
with brokerage facilities during the quarter. Failure to comply with the foregoing will be considered a violation of MSDWAM's Code of Ethics.


A.   Please print this form and complete section (B) below unless your accounts
                                                           ------
     are with an MSDW broker or MSDW Online and broker trade confirms and
                                            ---
     account statements or other records with the same information are being sent to your Local Compliance Group; and/or

B. Please complete the following (or attach brokerage confirmations in lieu) for all securities transactions executed during the quarter except for transactions in:

          .  U.S. Government Securities;
          .  Bank Certificates of Deposit
          .  Banker's Acceptances;
          .  Commercial Paper;
          . High Quality Short-Term Debt Instruments (including repurchase agreements);
          .  U.S. Government Agency Securities; and
          .  Open-end investment companies (mutual funds).

------------------------------------------------------------------------------------------------------------------------------------
   Date of          Number of Shares/            Title of Security             Unit Price          Total Price     Broker Name &
 Transaction        Principal Amount         (including, if applicable,                                            Account Number
                                             interest and maturity date)
------------------------------------------------------------------------------------------------------------------------------------

                                                    Purchases and Acquisitions
                                                    --------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                   Sales and Other Dispositions
                                                   ----------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

If you opened a new account(s) this quarter without your Local Compliance Group's approval, state the date the account(s) opened?_________________________ What is the name of the broker dealer or financial institution with whom you established the account?________________________________________________________
________________________________________________________________________________
What date was this report submitted to your Local Compliance Group? ____________
_____________________________________________

                                                                       EXHIBIT E


Please check the appropriate boxes:
-----------------------------------

I currently take part in the:  [_]   Tax Deferred Equity Participation Plan
                                     ("TDEPP")
                               [_]   Employee Stock Purchase Plan ("ESPP")
                               [_]   Saving Today Affords Retirement Tomorrow
                                     ("START")
                               [_]   Equity Incentive Compensation Program
                                     ("EICP")
                               [_]   Other (Employee Stock Ownership Plan,
                                     401K)
                               [_]   None

Name:___________________________________
Signed:___________________________________
Date:___/___/___

                                                                       EXHIBIT F

                  MORGAN STANLEY DEAN WITTER ASSET MANAGEMENT

                   ANNUAL LISTING OF SECURITIES HOLDINGS AND
                   -----------------------------------------
                          CERTIFICATION OF COMPLIANCE
                          ---------------------------

     I hereby certify that: (1) I have read and understand the Code of Ethics (the "Code"); which has been adopted by the above entity; and recognize the responsibilities and obligations incurred by my being subject to the Code;
(2) except as noted below, all transactions entered into since January 1, 20XX in securities of which I had direct or indirect beneficial ownership under the Code have been effected in accordance with the provisions of the Code; (3) all my personal securities accounts are reflected completely and accurately on the attached list and all securities beneficially owned by me are reflected accurately in such accounts, as required to be disclosed pursuant to the Code (unless otherwise noted below); and (4) if applicable, I have indicated below the employer sponsored plan(s) in which I participate.

EXCEPTIONS:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

ANY ERRORS/OMMISSIONS TO MY LIST OF ACCOUNT(S) AND/OR ANNUAL SECURITIES HOLDINGS ARE NOTED BELOW:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

PLEASE CHECK THE APPROPRIATE BOXES:
-----------------------------------

I currently take part in the:  [_]   Tax Deferred Equity Participation Plan
                                     ("TDEPP")
                               [_]   Employee Stock Purchase Plan ("ESPP")
                               [_]   Saving Today Affords Retirement Tomorrow
                                     ("START")
                               [_]   Equity Incentive Compensation Program
                                     ("EICP")
                               [_]   Other (Employee Stock Ownership Plan, 401K)
                               [_]   None

Name: _____________________________  Signature:________________________________
Date: _____________________________

                                                  EXHIBIT G
                  MORGAN STANLEY DEAN WITTER ASSET MANAGEMENT
                      Outside Business Activities Form

Name:______________________________________    Employee ID #:___________________

_______

Phone Number (Work):_______________________    E-Mail:__________________________

Department/Job Title:______________________    Cost Center:_____________________

1.   Initial Disclosure of Outside Business Activities:
     --------------------------------------------------

     List below all outside business activities/1/ you are involved in.
     =======================================================================
     COMPANY NAME     TYPE OF        TITLE/POSITION    DATE YOU FIRST BECAME
                     BUSINESS            HELD            INVOLVED WITH
                                                            ACTIVITY
     =======================================================================
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------

     List any corporation of which you or a member of your immediate family directly or indirectly own, control, or hold the power to vote 5% percent or more of the outstanding voting securities. Please include the name of the organization, the date you first became involved with the organization, the nature of your involvement with the organization, and any other supporting documentation that may be deemed relevant.

     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------

     List any joint ventures in which you participate outside your employment with Morgan Stanley Dean Witter Asset Management.

     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------

     List any trustee or executor positions you hold other than those pertaining to your immediate family.

     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------

1.   Pre-Clearance of Outside Business Activities: Complete this section for
     --------------------------------------------
     each outside business activity listed above or for any outside business activity you plan to engage in. Please note that all outside business activities must be pre-cleared through the completion and approval of this form. Retain a copy of the completed form for your records.

     1. Do you currently serve, or do you plan to serve, as an officer, director/trustee, partner, or employee of any entity other than MSDWAM?

                                [_]  Yes        [_]  No

            . If you plan to serve, or currently serve, as a director/trustee, is the company publicly or privately held?

                                [_]  Publicly   [_]  Privately

     1. Do you or a member of your immediate family own, or plan to own, directly or indirectly, 5% or more of the outstanding voting securities of any entity?

                                [_]  Yes        [_]  No


_____________________________
/1/ "Outside business activities" are described in the Code of Conduct and generally refer to your associations with any entities other than Morgan Stanley Dean Witter or any of its affiliates.

     2. Please provide the following information with respect to your outside business activity or planned outside business activity:

          .  Name of outside entity: ________________________________________________________________________________

                 Address: ___________________________________________________________________________________________
                          ___________________________________________________________________________________________

                 Is the company publicly or privately held?             [_] Publicly    [_] Privately


          .   Country or state of formation: _____________________________________

          .   Type of business: ___________________________________________________

          .   Title or position:        [_] Director/ Trustee   [_] Officer   [_] Shareholder   [_] Employee  [_] Other

          .   Amount of compensation from the outside business activity, if any: $_____________________________

                   Frequency of compensation from outside business activity: [_] Weekly   [_] Bi-Weekly
                                                                             [_] Monthly  [_] Annually
          .   Amount and percentage of any stock ownership, partnership or other financial interest in this entity:

                   Number of shares or units: ______________________________________________

                   Cost per share or unit: _________________________________________________

                   Percentage of total shares or units: ____________________________________

          .   Description of your activities, duties, and responsibilities with regard to this entity: _________________________
                   _____________________________________________________________________________________________________________

          .           Date of First Involvement:____________________________________________________

          .           Approximate amount of time spent or planned to be spent on outside business activity (hours/week): _______

          .        Approximate amount of time spent or planned to be spent on outside business activity during MSDWAM's normal office hours (hours/week): __________________________________________________________________________________

          .        Describe any relationship or connection of any kind between the outside entity and MSDWAM: _________________
                   ____________________________________________________________________________________________________________

          .        Did MSDWAM request that you accept this position with the outside entity?    [_]  Yes        [_] No

===================================================================================================================================

   Note: A completed Private Placement Approval Request Form must also be completed, signed and forwarded to the Code of Ethics Review Committee (please consult with your Local Compliance Group) for any private investment relating to the above outside business activity, including any personal investment or role in recommending or selling related securities to others.

   By signing below, I certify that my responses to this Outside Business Activities Form are complete, true and accurate to the best of my knowledge. I will report any changes or corrections to this information promptly, in writing, to my Local Compliance Group and will obtain prior written acknowledgement or approval as required by the Local Compliance Group before any additional involvement such as participation in additional sales, holdings, compensation or participation in the company's management or before engaging in any future outside business activities. I hereby represent that this proposed outside business activity does not conflict with the interests of MSDWAM or the MSDWAM clients. I hereby confirm that the outside business activity described in this questionnaire is unrelated to and beyond the scope of my employment by MSDWAM. Notwithstanding the immediately preceding sentence, I understand that regulations and MSDWAM policy require that I obtain consent to engage in any outside business activity, and I acknowledge that such consent, if granted, is revocable at any time in MSDWAM's sole discretion and is subject to my understanding and acknowledgement that such outside business activity is in no way sponsored by MSDWAM and shall give rise to no liability on the part of MSDWAM whatsoever, whether by way of indemnification, insurance or otherwise.

   Employee Signature: __________________________________________           Date: __________________________

   Employee's Immediate Supervisor's Signature: __________________          Date: __________________________

   Code of Ethics Review Committee: [_]     Approved                 [_]    Not Approved
   Name: _________________________________________________                Signature: _______________________
   Title: ________________________________________________                Date: ____________________________